UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04801

SunAmerica Equity Funds

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Jersey City, NJ 07311

(Address of principal executive offices)  (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5,

185 Hudson Street,

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders

ANNUAL REPORT 2020

SUNAMERICA

Equity Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

aig.com/funds

Shareholder Letter — (unaudited)

Dear Shareholders,

All of us at AIG and SunAmerica Asset Management, along with our Fund subadvisers, hope this annual report finds you and yours safe and well during these challenging times.

As the COVID-19 pandemic continues to evolve, know that we remain focused on serving our Fund shareholders. As such, we are pleased to present this annual update for the SunAmerica Equity Funds (the “Equity Funds”) for the 12-month period ended September 30, 2020. From a broad perspective, it was something of a roller coaster for global equity markets as the outbreak of the pandemic and its ensuing effects drove investor sentiment to shift rather dramatically.

As the annual period began with the fourth quarter of 2019, global equities rose for the fourth consecutive quarter. Waning recession fears and forecasts for improving global economic growth in 2020 helped bolster investor sentiment, while geopolitics and trade disputes, especially between the U.S. and China, persisted as major drivers of market volatility. In December 2019, the U.S. Administration announced that the first phase of a trade deal had been agreed to in principle, providing significant relief to global markets. For the quarter, U.S. equities surged, as stocks benefited from ebbing recession fears, improved trade sentiment and accommodative U.S. Federal Reserve (“Fed”) policy. European equities also rose over the quarter, as the Eurozone economy maintained a modest growth rate, defying expectations for a slowdown amid Brexit* uncertainty and global trade tensions. U.K. equities, in particular, gained after its Conservative Party’s victory in its general election lifted the uncertainty about the country’s departure from the European Union. Equity markets in the Pacific Basin ended the quarter higher, with Japan outperforming, as its unemployment dropped and its consumer confidence rose. Emerging markets equities advanced as well, supported by accommodative global monetary policy and improved trade developments.

In a sharp reversal, global equity markets ended the first quarter of 2020 significantly lower. COVID-19 spread rapidly across the globe, causing unprecedented disruption to financial markets and economies and overshadowing optimism about the signing of a Phase One trade deal between the U.S. and China in mid-January 2020. Market volatility remained high, and liquidity plunged to record lows. The global economy appeared to be on course for a recession. Most governments around the world took extraordinary measures in an effort to limit financial market stress, mitigate the economic fallout and cushion household and business income. For example, the U.S. Administration signed a $2 trillion COVID-19 relief bill, and the European Union suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis. Similarly, on the monetary policy front, most global central banks, including the Fed, initiated aggressive stimulus measures with large-scale asset purchases and emergency interest rate cuts to help combat the economic impacts of the pandemic. The price of oil plunged to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed amid the lockdowns most countries implemented. For the quarter, U.S. equities fell significantly after achieving record highs in February 2020. Volatility surged, and the U.S. equity market suffered its fastest-ever decline into a bear market. European equities also ended the quarter sharply lower, with markets declining by the most since the global financial crisis of 2008-2009. Progress on Brexit and favorable Spanish election results were overshadowed by the large spike in COVID-19 cases, lockdown measures in the region and the oil supply dispute. Pacific Basin equities similarly declined, led down by Singapore. Japan outperformed the region but still fell significantly. In addition to the pandemic, the 2020 Olympics in Tokyo were postponed for one year, placing further strain on Japan’s economic prospects. Emerging markets equities also declined in the first quarter, as markets grappled with uncertainty around the magnitude, duration and potential economic consequences of the pandemic.

Then, in yet another sharp reversal, global equities saw their best quarterly return since December 1999 in the second quarter of 2020. Markets were fueled by optimism around successful early-stage trials for a potential COVID-19 vaccine, ongoing fiscal and monetary stimulus and signs global economic activity was improving. As new COVID-19 cases declined in most countries, governments shifted their focus toward gradually lifting lockdown restrictions, even as new cases rose significantly in some areas of the U.S. and as India

2

and much of Latin America struggled to bring the coronavirus under control. Tensions between the U.S. and China escalated after China’s decision to impose a controversial national security law on Hong Kong. After plummeting to historic lows in April amid a pandemic-induced collapse in demand, oil prices rebounded later in the quarter as the global economy appeared to begin to recover. For the quarter, U.S. equities rallied to their largest quarterly gain since the fourth quarter of 1998. The unprecedented scale of the fiscal and monetary stimulus implemented by Congress and the Fed in response to the pandemic was the most influential driver of the market’s rebound in the second calendar quarter. Even so, in June, the National Bureau of Economic Research declared the U.S. economic recession had officially begun in February 2020, indicating the longest economic expansion in American history was over. European equities also rallied, bolstered by the unprecedented amount of monetary and fiscal stimulus measures from European central banks and governments and by an acceleration of reopening efforts across European economies. Pacific Basin equities similarly rebounded, even as the combination of the pandemic and fires drove Australia to its first recession in almost 30 years. Japanese equities performed in line with the region. Japanese Prime Minister Abe lifted a nationwide state of emergency; the Japanese government doubled its COVID-19 stimulus; and its central bank pledged to buy an unlimited amount of government bonds and quadruple its purchases of corporate debt. Emerging markets equities rose substantially, as countries gradually eased quarantine measures and reopened their economies.

Global equities rose for the second consecutive quarter during the third quarter of 2020, supported by the ongoing impact of the massive fiscal and monetary stimulus from governments and central banks, further signs of a recovery in global economic growth and the potential for COVID-19 vaccines in the foreseeable future. However, the recovery remained threatened by the pandemic, as the worldwide death toll eclipsed one million people and infections escalated in Europe, the U.S., India and Latin America. For the quarter, U.S. equities extended their strong rally, buoyed not only by the Fed’s measures and promising vaccine trials but also by better than consensus expected corporate earnings. Still, volatility remained high, as the U.S. grappled with political uncertainty ahead of the November presidential election and the lack of additional fiscal stimulus. European equities ended the quarter only slightly higher, as a sharp escalation in COVID-19 case counts prompted governments to implement tighter restrictions to curtail the virus’ spread. Also, Brexit negotiations failed to yield a breakthrough. Pacific Basin equities advanced. In Japan, Yoshihide Suga was elected as the prime minister following the abrupt resignation of Shinzo Abe in August, and Suga signaled he would maintain Abe’s monetary policies. Emerging markets equities rose during the quarter on optimism about a global economic recovery.

Against this backdrop, international equities, as measured by the MSCI ACWI ex-U.S. (Net)†, posted a return of 3.00% in U.S. dollar terms for the 12-month period ended September 30, 2020. Japanese equities, as measured by the MSCI Japan Index (Net)†, were stronger, generating a return of 6.91% in U.S. dollar terms for the same period. To compare, U.S. equities, as measured by the S&P 500® Index†, gained 15.15%, and emerging market equities, as measured by the MSCI Emerging Markets Index (Net)†, returned 10.54% for the same 12-month period.

On the following pages, you will find financial statements and portfolio information for each of the Equity Funds during the annual period ended September 30, 2020.

We thank you for being a part of AIG Funds. We value your continued confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial professional or get in touch with us directly at 800-858-8850 or via our website, www.aig.com/funds.

3

Shareholder Letter — (unaudited) (continued)

Sincerely,

The SunAmerica Equity Funds Investment Professionals

Timothy Pettee	Timothy Campion	Jun Oh
Andrew Sheridan	Jane Bayar Algieri

Past performance is no guarantee of future results.

*	Brexit refers to the U.K.’s path out of the European Union.
†

The MSCI ACWI ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of 45 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. The S&P 500 Index is Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of U.S. common stock prices. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. It consists of 24 emerging market country indices.

Indices are not managed and an investor cannot invest directly in an index. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

4

SunAmerica Equity Funds

EXPENSE EXAMPLE — September 30, 2020 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a Fund (each, a “Fund” and collectively, the “Funds”) in the SunAmerica Equity Funds (the “Trust”), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The Example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2020 and held until September 30, 2020.

Actual Expenses

The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended September 30, 2020” to estimate the expenses you paid on your account during this period. For shareholder accounts, the “Expenses Paid During the Six Months Ended September 30, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended September 30, 2020” column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds’ prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended September 30, 2020” column would have been higher and the “Ending Account Value” would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts, the “Expenses Paid During the Six Months Ended September 30, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended September 30, 2020” column does not include administrative fees that may apply to qualified retirement plan accounts. See the Funds’ prospectus, your retirement plan document and/or materials from your financial adviser, for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended September 30, 2020” column would have been higher and the “Ending Account Value” would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Fund’s prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

5

SunAmerica Equity Funds

EXPENSE EXAMPLE — September 30, 2020 — (unaudited) (continued)

	Actual			Hypothetical
Fund	Beginning Account Value at April 1, 2020	Ending Account Value Using Actual Return at September 30, 2020	Expense Paid During the Six Months Ended September 30, 2020	Beginning Account Value at April 1, 2020	Ending Account Value using a Hypothetical 5% Assumed Return at September 30, 2020	Expense Paid During the Six Months Ended September 30, 2020	Annualized Expense Ratio(1)
AIG International Dividend Strategy Fund(2)
Class A	$1,000.00	$1,159.19	$10.26	$1,000.00	$1,015.50	$9.57	1.90%
Class C	$1,000.00	$1,155.31	$13.74	$1,000.00	$1,012.25	$12.83	2.55%
Class W	$1,000.00	$1,162.55	$9.19	$1,000.00	$1,016.50	$8.57	1.70%
AIG Japan Fund(2)
Class A	$1,000.00	$1,211.47	$10.50	$1,000.00	$1,015.50	$9.57	1.90%
Class C	$1,000.00	$1,206.17	$14.06	$1,000.00	$1,012.25	$12.83	2.55%
Class W	$1,000.00	$1,212.50	$9.40	$1,000.00	$1,016.50	$8.57	1.70%

(1)

Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 366 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial advisor for more information.

(2)

During the stated period, the investment advisor either waived a portion of or all of the fees for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Period Ended September 30, 2020” and the “Expense Ratios” would have been higher. If these fees and expenses had not been recouped, the “Actual/Hypothetical Ending Account Value” would have been higher and the “Actual/Hypothetical Expenses Paid During the Period Ended September 30, 2020” and the annualized “Expense Ratio” would have been lower.

6

SunAmerica Equity Funds

STATEMENT OF ASSETS AND LIABILITIES — September 30, 2020

	AIG International Dividend Strategy Fund	AIG Japan Fund
ASSETS:
Investments at value (unaffiliated)*	$49,414,429	$14,422,464
Repurchase agreements (cost approximates value)	-	445,000
Cash	51,452	614
Foreign cash*	389,632	2,387
Receivable for:
Fund shares sold	4,139	2,175
Dividends and interest	595,601	107,357
Investments sold	-	233,754
Prepaid expenses and other assets	8,615	7,582
Due from investment adviser for expense reimbursements/fee waivers	10,671	21,800

Total assets	50,474,539	15,243,133

LIABILITIES:
Payable for:
Fund shares redeemed	61,770	16,666
Investments purchased	128,563	228,224
Investment advisory and management fees	42,407	14,024
Distribution and service maintenance fees	15,969	5,374
Transfer agent fees and expenses	15,751	4,892
Trustees’ fees and expenses	56	91
Other accrued expenses	210,261	125,920

Total liabilities	474,777	395,191

Net Assets	$49,999,762	$14,847,942

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value	$71,092	$22,205
Paid-in capital	120,988,439	17,379,090

	121,059,531	17,401,295
Total accumulated earnings (loss)	(71,059,769)	(2,553,353)

Net Assets	$49,999,762	$14,847,942

*Cost
Investments (unaffiliated)	$52,928,475	$13,886,629

Foreign cash	$385,427	$2,384

Class A (unlimited shares authorized):
Net assets	$46,870,447	$12,309,329
Shares of beneficial interest issued and outstanding	6,631,250	1,820,812
Net asset value and redemption price per share	$7.07	$6.76
Maximum sales charge (5.75% of offering price)	$0.43	$0.41

Maximum offering price to public	$7.50	$7.17

Class C (unlimited shares authorized):
Net assets	$2,247,891	$2,090,131
Shares of beneficial interest issued and outstanding	353,402	333,684
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$6.36	$6.26

Class W (unlimited shares authorized):
Net assets	$881,424	$448,482
Shares of beneficial interest issued and outstanding	124,564	66,034
Net asset value, offering and redemption price per share	$7.08	$6.79

See Notes to Financial Statements

7

SunAmerica Equity Funds

STATEMENT OF OPERATIONS — September 30, 2020

	AIG International Dividend Strategy Fund	AIG Japan Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$2,317,511	$314,020
Interest (unaffiliated)	197	228

Total investment income*	2,317,708	314,248

EXPENSES:
Investment advisory and management fees	546,929	177,884
Distributionand service maintenance fees:
Class A	173,630	41,764
Class C	32,530	28,752
Servicefees:
Class W	1,558	714
Transferagent fees and expenses:
Class A	134,108	29,268
Class C	10,391	7,968
Class W	3,252	2,366
Registrationfees:
Class A	32,947	24,294
Class C	16,110	17,171
Class W	16,355	14,199
Custodian and accounting fees	18,702	25,032
Reports to shareholders	43,238	9,595
Audit and tax fees	93,786	94,440
Legal fees	45,719	24,446
Trustees’ fees and expenses	3,430	693
Interest expense	1,460	—
Other expenses	47,525	43,410

Total expenses before fee waivers, expense reimbursements, and expense recoupments	1,221,670	541,996
Net (Fees waived and expenses reimbursed)/recouped by investment adviser (Note 3)	(163,341)	(230,319)

Net expenses	1,058,329	311,677

Net investment income (loss)	1,259,379	2,571

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	(8,055,547)	(1,004,353)
Net realized foreign exchange gain (loss) on other assets and liabilities	31,974	591

Net realized gain (loss) on investments and foreign currencies	(8,023,573)	(1,003,762)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	2,482,847	1,456,199
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	16,148	(156)

Net unrealized gain (loss) on investments and foreign currencies	2,498,995	1,456,043

Net realized and unrealized gain (loss) on investments and foreign currencies	(5,524,578)	452,281

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,265,199)	$454,852

* Net of foreign withholding taxes on interest and dividends of	$215,549	$34,400

** Net of foreign withholding taxes on capital gains of	$—	$—

See Notes to Financial Statements

8

SunAmerica Equity Funds

STATEMENT OF CHANGES IN NET ASSETS — September 30, 2020

	AIG International Dividend Strategy Fund		AIG Japan Fund
	For the year ended September 30, 2020	For the year ended September 30, 2019	For the year ended September 30, 2020	For the year ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,259,379	$1,528,444	$2,571	$55,247
Net realized gain (loss) on investments and foreign currencies	(8,023,573)	(5,682,291)	(1,003,762)	(1,720,300)
Net unrealized gain (loss) on investments and foreign currencies	2,498,995	(286,258)	1,456,043	90,090

Net increase (decrease) in net assets resulting from operations	(4,265,199)	(4,440,105)	454,852	(1,574,963)

Distributions to shareholders from:
Distributable earnings (Class A)	(975,486)	(1,379,400)	(66,223)	(2,106,312)
Distributable earnings (Class C)	(53,885)	(104,393)	—	(745,654)
Distributable earnings (Class W)	(21,771)	(36,439)	(4,092)	(35,310)

Total distributions to shareholders	(1,051,142)	(1,520,232)	(70,315)	(2,887,276)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(4,839,863)	(5,120,537)	(3,460,750)	(3,100,389)

Total increase (decrease) in net assets	(10,156,204)	(11,080,874)	(3,076,213)	(7,562,628)

NET ASSETS:
Beginning of period	$60,155,966	$71,236,840	$17,924,155	$25,486,783

End of period	$49,999,762	$60,155,966	$14,847,942	$17,924,155

See Notes to Financial Statements

9

SunAmerica Equity Funds

FINANCIAL HIGHLIGHTS

AIG INTERNATIONAL DIVIDEND STRATEGY FUND
Period Ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value end of period	Total Return(2)		Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)	Portfolio Turnover

Class A
09/30/16	$8.05	$0.21	$0.54	$0.75	$(0.17)	$—	$(0.17)	$8.63	9.49	%(5)	$68,775	1.90	%(4)	2.61%	80%
09/30/17	8.63	0.30	0.91	1.21	(0.31)	—	(0.31)	9.53	14.11		72,696	1.90		3.28	22
09/30/18	9.53	0.27	(0.95)	(0.68)	(0.28)	—	(0.28)	8.57	(7.18)		62,315	1.90		2.97	59
09/30/19	8.57	0.20	(0.71)	(0.51)	(0.20)	—	(0.20)	7.86	(5.96)		54,827	1.90		2.51	66
09/30/20	7.86	0.18	(0.82)	(0.64)	(0.15)	—	(0.15)	7.07	(8.33)		46,870	1.90		2.35	74

Class C
09/30/16	7.34	0.14	0.49	0.63	(0.12)	—	(0.12)	7.85	8.73	(5)	15,182	2.55	(4)	1.78	80%
09/30/17	7.85	0.21	0.83	1.04	(0.25)	—	(0.25)	8.64	13.40		13,126	2.55		2.48	22
09/30/18	8.64	0.17	(0.84)	(0.67)	(0.21)	—	(0.21)	7.76	(7.80)		6,719	2.55		1.95	59
09/30/19	7.76	0.12	(0.62)	(0.50)	(0.15)	—	(0.15)	7.11	(6.45)		4,106	2.55		1.64	66
09/30/20	7.11	0.10	(0.73)	(0.63)	(0.12)	—	(0.12)	6.36	(9.04)		2,248	2.55		1.48	74

Class W
09/30/16	8.04	0.21	0.57	0.78	(0.19)	—	(0.19)	8.63	9.83	(5)	5,500	1.70	(4)	2.50	80%
09/30/17	8.63	0.32	0.90	1.22	(0.32)	—	(0.32)	9.53	14.33		6,099	1.70		3.55	22
09/30/18	9.53	0.29	(0.96)	(0.67)	(0.29)	—	(0.29)	8.57	(7.06)		2,203	1.70		2.98	59
09/30/19	8.57	0.21	(0.70)	(0.49)	(0.21)	—	(0.21)	7.87	(5.68)		1,223	1.70		2.50	66
09/30/20	7.87	0.19	(0.82)	(0.63)	(0.16)	—	(0.16)	7.08	(8.15)		881	1.70		2.47	74

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

	09/30/16	09/30/17	09/30/18	09/30/19	09/30/20
AIG International Dividend Strategy Class A	0.03%	(0.02)%	0.06%	0.17%	0.24%
AIG International Dividend Strategy Class C	0.08	0.08	0.12	0.41	0.72
AIG International Dividend Strategy Class W	0.15	0.17	0.22	0.86	1.80
(4)

Excludes a one time reimbursement the Fund received for custody expenses paid in the prior years. If the reimbursement had been applied, the ratio of expenses to the average net assets would have been 1.68%, 2.35% and 1.51% for Class A, Class C and Class W, respectively.

(5)	The Fund’s performance figure was increased by 0.25%, 0.28%, 0.25% for Class A, Class C and Class W, respectively, for a reimbursement of custody expenses from prior years.

See Notes to Financial Statements

10

SunAmerica Equity Funds

FINANCIAL HIGHLIGHTS — (continued)

AIG JAPAN FUND
Period Ended	Net Asset Value beginning of period	Net investment income (loss)(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distri- butions from capital gains	Total distri- butions	Net Asset Value end of period	Total Return(2)	Net Assets end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net investment income (loss) to average net assets(3)	Portfolio Turnover

Class A
09/30/16	$6.71	$0.00	$0.75	$0.75	$—	$(0.22)	$(0.22)	$7.24	11.26%	$30,895	1.90%		0.01%	151%
09/30/17	7.24	(0.02)	1.44	1.42	(0.04)	—	(0.04)	8.62	19.69	23,423	1.90		(0.28)	115
09/30/18	8.62	(0.02)	0.09	0.07	(0.08)	(0.57)	(0.65)	8.04	0.34	18,949	1.90		(0.22)	101
09/30/19	8.04	0.03	(0.49)	(0.46)	—	(0.96)	(0.96)	6.62	(4.52)	13,750	1.90		0.43	82
09/30/20	6.62	0.01	0.16	0.17	(0.03)	—	(0.03)	6.76	2.59	12,309	1.90		0.16	104

Class C
09/30/16	6.42	(0.05)	0.72	0.67	—	(0.22)	(0.22)	6.87	10.50	5,785	2.55		(0.78)	151%
09/30/17	6.87	(0.07)	1.37	1.30	(0.00)	—	(0.00)	8.17	18.96	5,274	2.55		(0.89)	115
09/30/18	8.17	(0.06)	0.07	0.01	(0.03)	(0.57)	(0.60)	7.58	(0.37)	6,225	2.55		(0.77)	101
09/30/19	7.58	(0.02)	(0.46)	(0.48)	—	(0.96)	(0.96)	6.14	(5.15)	3,396	2.55		(0.33)	82
09/30/20	6.14	(0.04)	0.16	0.12	—	—	—	6.26	1.95	2,090	2.55		(0.62)	104

Class W
04/20/17*-09/30/17	7.72	0.06	0.85	0.91	—	—	—	8.63	11.79 (5)	241	1.70	(4)	1.80 (4)	115%
09/30/18	8.63	(0.00)	0.09	0.09	(0.09)	(0.57)	(0.66)	8.06	0.57	312	1.70		(0.03)	101
09/30/19	8.06	0.09	(0.54)	(0.45)	—	(0.96)	(0.96)	6.65	(4.37)	778	1.70		1.44	82
09/30/20	6.65	0.02	0.17	0.19	(0.05)	—	(0.05)	6.79	2.84	448	1.70		0.23	104

*	Commencement of Operations.
(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load. Total return does include expense reimbursements (recoupments).
(3)	Net of the following expense reimbursements (recoupments) (based on average net assets) (See Note 3):

	09/30/16	09/30/17		09/30/18	09/30/19	09/30/20
AIG Japan Class A	0.41%	0.55%		0.56%	0.91%	1.32%
AIG Japan Class C	0.56	0.75		0.70	1.10	1.73
AIG Japan Class W	—	17.99	(4)	2.75	4.10	4.34
(4)	Annualized
(5)	Total return is not annualized.

See Notes to Financial Statements

11

SunAmerica AIG International Dividend Strategy Fund

PORTFOLIO PROFILE — September 30, 2020 — (unaudited)

Industry Allocation*

Medical-Drugs	12.4%
Oil Companies-Integrated	8.3
Metal-Diversified	6.3
Tobacco	5.4
Electronic Components-Misc.	5.4
Diversified Minerals	4.3
Metal-Iron	4.2
Chemicals-Diversified	3.6
Power Converter/Supply Equipment	3.1
Telephone-Integrated	3.0
Semiconductor Equipment	2.7
Cellular Telecom	2.5
Diversified Manufacturing Operations	2.5
Instruments-Controls	2.5
Brewery	2.3
Food-Retail	2.2
Multimedia	2.2
Food-Misc./Diversified	2.2
Cosmetics & Toiletries	2.2
Audio/Video Products	2.2
Machinery-Construction & Mining	2.0
Human Resources	2.0
Capacitors	1.9
Building-Heavy Construction	1.9
Telecom Services	1.8
Rubber-Tires	1.8
Beverages-Non-alcoholic	1.7
Food-Dairy Products	1.6
Insurance-Life/Health	1.5
Auto-Cars/Light Trucks	1.5
Oil Companies-Exploration & Production	1.3
Electric-Generation	0.3

98.8%

Country Allocation*

United Kingdom	15.0%
Japan	14.1
France	14.0
Switzerland	11.3
Taiwan	10.0
Australia	8.7
Germany	8.4
Russia	4.6
Belgium	2.3
Netherlands	2.2
Canada	1.8
Saudi Arabia	1.6
China	1.4
Hong Kong	1.3
Italy	1.1
Spain	1.0

98.8%

*	Calculated as a percentage of net assets

12

SunAmerica AIG International Dividend Strategy Fund

PORTFOLIO OF INVESTMENTS — September 30, 2020

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.8%
Australia — 8.7%
BHP Group, Ltd.	42,541	$1,094,699
Fortescue Metals Group, Ltd.	179,890	2,105,762
Rio Tinto, Ltd.	16,998	1,150,827

		4,351,288

Belgium — 2.3%
Anheuser-Busch InBev SA NV	21,030	1,135,149

Bermuda — 0.0%
Peace Mark Holdings, Ltd.†(1)	800,000	0

Canada — 1.8%
BCE, Inc.	21,800	904,056

China — 1.4%
China Petroleum & Chemical Corp.	1,772,000	714,340

France — 14.0%
AXA SA	41,833	772,251
Danone SA	12,341	798,230
Sanofi	11,547	1,157,807
Schneider Electric SE	12,273	1,523,263
TOTAL SE	20,382	699,776
Vinci SA	11,079	924,109
Vivendi SA	39,523	1,101,592

		6,977,028

Germany — 8.4%
Bayer AG	13,350	834,384
Continental AG	8,197	888,598
Covestro AG*	21,567	1,070,840
Siemens AG	9,965	1,260,031
Siemens Energy AG†	4,982	134,346

		4,188,199

Hong Kong — 1.3%
CNOOC, Ltd.	690,000	667,898

Italy — 1.1%
Eni SpA	69,019	539,925

Japan — 14.1%
Japan Tobacco, Inc.	47,100	860,084
KDDI Corp.	40,000	1,011,838
Komatsu, Ltd.	45,800	1,008,270
Panasonic Corp.	126,000	1,067,325
Showa Denko KK	39,500	724,009
Softbank Corp.	58,300	653,244
Subaru Corp.	37,900	735,737
Takeda Pharmaceutical Co., Ltd.	27,100	965,356

		7,025,863

Netherlands — 2.2%
Koninklijke Ahold Delhaize NV	38,015	1,125,078

Russia — 4.6%
Gazprom PJSC ADR	153,423	667,475
Lukoil PJSC ADR	12,448	719,730
MMC Norilsk Nickel PJSC ADR	38,056	914,941

		2,302,146

Saudi Arabia — 1.6%
Saudi Arabian Oil Co.*	82,844	793,180

Spain — 1.0%
Telefonica SA	144,702	$496,305

Switzerland — 11.3%
ABB, Ltd.	49,457	1,253,487
Adecco Group AG	18,898	998,665
Nestle SA	9,191	1,090,412
Novartis AG	12,263	1,065,670
Roche Holding AG	3,646	1,247,396

		5,655,630

Taiwan — 10.0%
Globalwafers Co., Ltd.	103,000	1,371,219
Hon Hai Precision Industry Co., Ltd.	451,000	1,207,382
Walsin Technology Corp.†	179,000	960,040
Yageo Corp.	121,000	1,477,429

		5,016,070

United Kingdom — 15.0%
Anglo American PLC	46,241	1,116,655
BHP Group PLC	49,645	1,058,373
British American Tobacco PLC	28,858	1,037,242
Coca-Cola European Partners PLC	21,728	843,264
GlaxoSmithKline PLC	49,800	932,848
Imperial Brands PLC	46,336	816,757
Unilever PLC	17,617	1,085,522
Vodafone Group PLC	476,085	631,613

		7,522,274

Total Long-Term Investment Securities
(cost $52,928,475)		49,414,429

TOTAL INVESTMENTS —
(cost $52,928,475) (2)	98.8%	49,414,429
Other assets less liabilities	1.2	585,333

NET ASSETS	100.0%	$49,999,762

†	Non-income producing security
*

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At September 30, 2020, the aggregate value of these securities was $1,864,020 representing 3.7% of net assets.

(1)	Securities classified as Level 3 (see Note 2).
(2)	See Note 5 for cost of investments on a tax basis.
ADR —	American Depositary Receipt

13

SunAmerica AIG International Dividend Strategy Fund

PORTFOLIO OF INVESTMENTS — September 30, 2020 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs		Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks:
Bermuda	$—	$—		$0	$0
Other Countries	1,881,666	47,532,763	**	—	49,414,429

Total Investments at Value	$1,881,666	$47,532,763		$0	$49,414,429

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board. See Note 2.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

14

SunAmerica AIG Japan Fund

PORTFOLIO PROFILE — September 30, 2020 — (unaudited)

Industry Allocation*

Medical Products	6.0%
Building & Construction-Misc.	4.5
Auto/Truck Parts & Equipment-Original	4.3
Rubber-Tires	4.2
Industrial Automated/Robotic	3.9
Real Estate Management/Services	3.7
Medical-Drugs	3.5
Machinery-Electrical	3.5
Electronic Components-Misc.	3.3
Diversified Banking Institutions	3.2
Computer Services	3.2
Brewery	3.1
Repurchase Agreements	3.0
Transport-Services	2.9
Insurance-Property/Casualty	2.9
Casino Services	2.5
Computers-Integrated Systems	2.3
Retail-Drug Store	2.3
Engineering/R&D Services	2.2
Building Products-Doors & Windows	2.2
Chemicals-Diversified	2.1
Banks-Commercial	2.1
Entertainment Software	2.1
Food-Misc./Diversified	2.1
Athletic Footwear	2.0
Web Portals/ISP	2.0
Telephone-Integrated	1.9
Food-Retail	1.8
Real Estate Operations & Development	1.7
Toys	1.5
Semiconductor Components-Integrated Circuits	1.5
Retail-Restaurants	1.5
Machine Tools & Related Products	1.4
Chemicals-Specialty	1.4
Electronic Components-Semiconductors	1.1
Steel-Producers	1.1
Hotels/Motels	1.0
Lighting Products & Systems	1.0
Auto-Heavy Duty Trucks	1.0
Oil Refining & Marketing	0.9
Office Automation & Equipment	0.9
Semiconductor Equipment	0.8
Wire & Cable Products	0.5

100.1%

Country Allocation*

Japan	97.1%
United States	3.0

100.1%

*	Calculated as a percentage of net assets

15

SunAmerica AIG Japan Fund

PORTFOLIO OF INVESTMENTS — September 30, 2020

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.1%
Athletic Footwear — 2.0%
Asics Corp.	21,000	$293,966

Auto-Heavy Duty Trucks — 1.0%
Hino Motors, Ltd.	22,200	143,874

Auto/Truck Parts & Equipment-Original — 4.3%
NGK Insulators, Ltd.	28,901	412,359
Stanley Electric Co., Ltd.	7,900	226,699

		639,058

Banks-Commercial — 2.1%
AEON Financial Service Co., Ltd.	34,600	314,574

Brewery — 3.1%
Asahi Group Holdings, Ltd.	9,000	313,466
Kirin Holdings Co., Ltd.	8,100	152,134

		465,600

Building & Construction-Misc. — 4.5%
Kumagai Gumi Co., Ltd.	11,300	290,714
Maeda Corp.	24,400	178,094
Taisei Corp.	5,727	192,975

		661,783

Building Products-Doors & Windows — 2.2%
AGC, Inc.	11,025	322,887

Casino Services — 2.5%
Sega Sammy Holdings, Inc.	16,900	205,556
Universal Entertainment Corp.†	9,000	164,943

		370,499

Chemicals-Diversified — 2.1%
KH Neochem Co., Ltd.	13,500	316,990

Chemicals-Specialty — 1.4%
Shin-Etsu Chemical Co., Ltd.	1,555	202,962

Computer Services — 3.2%
Fujitsu, Ltd.	1,773	242,778
SCSK Corp.	4,100	229,385

		472,163

Computers-Integrated Systems — 2.3%
NS Solutions Corp.	5,200	160,476
Otsuka Corp.	3,650	186,791

		347,267

Diversified Banking Institutions — 3.2%
Sumitomo Mitsui Financial Group, Inc.	17,300	481,392

Electronic Components-Misc. — 3.3%
Kyocera Corp.	4,290	245,122
Minebea Mitsumi, Inc.	13,103	247,218

		492,340

Electronic Components-Semiconductors — 1.1%
Rohm Co., Ltd.	2,112	163,077

Engineering/R&D Services — 2.2%
Meitec Corp.	6,500	331,258

Entertainment Software — 2.1%
Konami Holdings Corp.	3,800	$164,713
Nexon Co., Ltd.	5,794	143,893

		308,606

Food-Misc./Diversified — 2.1%
Nichirei Corp.	11,600	307,422

Food-Retail — 1.8%
Seven & i Holdings Co., Ltd.	8,722	269,623

Hotels/Motels — 1.0%
Kyoritsu Maintenance Co., Ltd.	4,033	150,018

Industrial Automated/Robotic — 3.9%
Fuji Machine Manufacturing Co., Ltd.	7,900	156,423
THK Co., Ltd.	17,081	428,545

		584,968

Insurance-Property/Casualty — 2.9%
Tokio Marine Holdings, Inc.	9,782	428,375

Lighting Products & Systems — 1.0%
Ushio, Inc.	11,400	145,519

Machine Tools & Related Products — 1.4%
Amada Holdings Co., Ltd.	23,000	215,567

Machinery-Electrical — 3.5%
Hitachi, Ltd.	15,330	517,996

Medical Products — 6.0%
Nipro Corp.	76,043	885,962

Medical-Drugs — 3.5%
Astellas Pharma, Inc.	18,998	282,814
Ono Pharmaceutical Co., Ltd.	7,684	241,233

		524,047

Miscellaneous Manufacturing — 0.0%
Peace Mark Holdings, Ltd.†(1)	8,000	0

Office Automation & Equipment — 0.9%
FUJIFILM Holdings Corp.	2,593	127,772

Oil Refining & Marketing — 0.9%
ENEOS Holdings, Inc.	38,090	136,017

Real Estate Management/Services — 3.7%
Mitsubishi Estate Co., Ltd.	35,960	543,502

Real Estate Operations & Development — 1.7%
Mitsui Fudosan Co., Ltd.	14,600	254,299

Retail-Drug Store — 2.3%
Matsumotokiyoshi Holdings Co., Ltd.	9,200	335,630

Retail-Restaurants — 1.5%
Sushiro Global Holdings, Ltd.	8,700	219,611

Rubber-Tires — 4.2%
Toyo Tire Corp.	38,972	629,622

Semiconductor Components-Integrated Circuits — 1.5%
Renesas Electronics Corp.†	30,100	220,461

Semiconductor Equipment — 0.8%
Ulvac Inc	3,300	119,721

16

SunAmerica AIG Japan Fund

PORTFOLIO OF INVESTMENTS — September 30, 2020 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Steel-Producers — 1.1%
Japan Steel Works, Ltd.	9,100	$159,801

Telephone-Integrated — 1.9%
KDDI Corp.	11,200	283,315

Toys — 1.5%
Bandai Namco Holdings, Inc.	3,150	230,105

Transport-Services — 2.9%
Kamigumi Co., Ltd.	11,000	216,571
Nippon Express Co., Ltd.	3,800	221,209

		437,780

Web Portals/ISP — 2.0%
Z Holdings Corp.	43,900	293,303

Wire & Cable Products — 0.5%
Furukawa Electric Co., Ltd.	3,100	73,732

Total Long-Term Investment Securities (cost $13,886,629)		14,422,464

REPURCHASE AGREEMENTS — 3.0%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00%, dated 09/30/2020, to be repurchased 10/01/2020 in the amount of $445,000 and collateralized by $365,100 of United States Treasury Notes, bearing interest at 2.38% due 11/15/2049 and having an approximate value of $453,950 (cost $445,000)	$445,000	445,000

TOTAL INVESTMENTS
(cost $14,331,629)(2)	100.1%	14,867,464
Liabilities in excess of other assets	(0.1)	(19,522)

NET ASSETS	100.0%	$14,847,942

†	Non-income producing security
(1)	Securities classified as Level 3 (see Note 2).
(2)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs		Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Common Stocks:
Miscellaneous Manufacturing	$—	$—		$0	$0
Other Industries	—	14,422,464	**	—	14,422,464
Repurchase Agreements	—	445,000		—	445,000

Total Investments at Value	$—	$14,867,464		$0	$14,867,464

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
**	Represents foreign equity securities that have been fair valued in accordance with pricing procedures approved by the Board. See Note 2.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund.

There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

17

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020

Note 1. Organization

SunAmerica Equity Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust (the “Trust” or “Equity Funds”) on June 18, 1986. It currently consists of two different funds (each, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust with a distinct objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management, LLC (the “Adviser” or “SunAmerica”). An investor may invest in one or more of the following Funds: AIG International Dividend Strategy Fund (“International Dividend Strategy Fund”), or AIG Japan Fund (“Japan Fund”). The Funds are considered to be separate entities for financial and tax reporting purposes.

The investment objective and principal investment techniques for each of the Funds are as follows:

International Dividend Strategy Fund seeks total return by employing a “buy and hold” strategy to identify approximately 50 to 100 high dividend yielding equity securities selected annually from the MSCI ACWI ex-U.S. Index. At least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in dividend yielding equity securities.

Japan Fund seeks long-term capital appreciation by active trading of securities of Japanese issuers and other investments that are tied economically to Japan (“Japanese companies”). Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in Japanese companies.

Each Fund is organized as a “diversified” fund within the meaning of the 1940 Act.

Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

Class C shares are offered at net asset value per share without an initial sales charge, although may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Effective September 30, 2020, Class C shares will convert automatically to Class A shares approximately eight years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Trust’s registration statement. Class A and Class C shares each make distribution and account maintenance fee payments under the distribution plans pursuant to Rule 12b-1 under the 1940 Act, except Class C shares are subject to higher distribution fee rates. Class W shares have not adopted a 12b-1 plan and make no payments thereunder, however, Class W shares pay a service fee to the Funds’ distributor for providing administrative and shareholder services.

Indemnifications: Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the “Disinterested Trustees”), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust’s maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

18

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the “Board”) , etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds’ assets and liabilities classified in the fair value hierarchy as of September 30, 2020, is reported on a schedule at the end of each Fund’s Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending

19

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures, and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investment in registered investment companies are generally categorized as Level 1.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Master Agreements: The Funds have entered into Master Repurchase Agreements (“Master Agreements”) with certain counterparties that govern repurchase agreement transactions. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements and events of default. Collateral can be in the form of cash or securities as agreed to by the Funds and applicable counterparty. The Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Upon the occurrence of an event of default, the other party may elect to terminate early and cause settlement of all repurchase agreement transactions outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Funds’ counterparties to elect early termination could cause the Funds to accelerate the payment of liabilities. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As of September 30, 2020, the repurchase agreements held by the Funds are subject to master netting agreements. See the Portfolio of Investments for more information about a Fund’s holdings in repurchase agreements.

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements

20

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust’s custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Net investment income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital share activity of the respective class).

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

Dividends from net investment income, if any, are normally paid quarterly for the International Dividend Strategy Fund. The Japan Fund pays annually. Capital gain distributions, if any, are paid annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. The Funds federal tax returns for the prior three fiscal years remain subject to examinations by the Internal Revenue Service.

21

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statement of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

LIBOR Risk: A fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a fund or its investments.

In advance of 2021, regulators and market participants are expected to work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV.

New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”. The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the “Agreement”) with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund’s portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds’ books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates.

22

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund’s average daily net assets:

Management Fees
International Dividend Strategy Fund	1.00%
Japan Fund	1.15

For the year ended September 30, 2020, SunAmerica earned fees in the amounts stated in the Statement of Operations.

The AIG Japan Fund is subadvised by Wellington Management Company LLP (“Wellington Management”) pursuant to a subadvisory agreement with SunAmerica. Payments to Wellington for its services are made by SunAmerica and not by the Fund.

SunAmerica has contractually agreed to waive fees or reimburse expenses to the extent necessary to cap the Funds’ annual fund operating expenses at the following percentages of each class’s average daily net assets. For the purposes of the waived fees and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes governmental fees and other expenses not incurred in the ordinary course of the Funds’ business. The contractual fee waivers and expense reimbursements will continue in effect indefinitely unless terminated by the Trustees, including a majority of the Disinterested Trustees.

Fund Percentage
International Dividend Strategy Fund Class A	1.90%
International Dividend Strategy Fund Class C	2.55
International Dividend Strategy Fund Class W	1.70
Japan Fund Class A	1.90
Japan Fund Class C	2.55
Japan Fund Class W	1.70

Any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within two years after the occurrence of the waiver and/or reimbursement, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the limitation in effect at the time the waivers and/or reimbursements occurred or (b) the current expense limitation of that share class.

For the year ended September 30, 2020, pursuant to the contractual expense limitations referred to above, SunAmerica has waived or reimbursed expenses as follows:

Other Expense Reimbursed
Japan Fund	$135,682

Amount
International Dividend Strategy Fund Class A	$121,155
International Dividend Strategy Fund Class C	23,485
International Dividend Strategy Fund Class W	18,701
Japan Fund Class A	53,010
Japan Fund Class C	25,062
Japan Fund Class W	16,565

For the year ended September 30, 2020, SunAmerica did not recoup any expenses.

23

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

At September 30, 2020, expenses previously waived and/or reimbursed by SunAmerica during the prior two years that remain subject to recoupment and expire during the time periods indicated are as follows:

	Other Expenses Reimbursed
	September 30, 2021	September 30, 2022
Japan Fund	$109,446	$135,682

	Class Specific Expenses Reimbursed
	September 30, 2021	September 30, 2022
International Dividend Strategy Fund Class A	$92,667	$121,155
International Dividend Strategy Fund Class C	21,336	23,485
International Dividend Strategy Fund Class W	12,842	18,701
Japan Fund Class A	51,177	53,010
Japan Fund Class C	22,731	25,062
Japan Fund Class W	11,958	16,565

The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. (“ACS” or the “Distributor”), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each class of shares (other Class W shares) (each a “Plan” and collectively, the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the “Class A Plan” and “Class C Plan.” In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit each Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan and Class C Plan, the Distributor receives a distribution fee from a Fund at an annual rate of 0.10% and 0.75%, respectively, of the average daily net assets of the Fund’s Class A and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Plan may exceed the Distributor’s distribution costs as described above. The Plans provide that the Class A and Class C shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended September 30, 2020, ACS received fees (see Statement of Operations) based upon the aforementioned rates.

The Trust, on behalf of each Fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing additional shareholder services to Class W shareholders. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended September 30, 2020, ACS earned fees as reflected in the Statements of Operations based on the aforementioned rate.

ACS receives sales charges on each Fund’s Class A shares, portions of which are reallocated to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund’s Class A and Class C shares. ACS has advised the Funds that for the year ended September 30, 2020, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

	Class A				Class C
	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
International Dividend Strategy Fund	$26,487	$13,014	$9,030	$—	$166
Japan Fund	5,563	481	4,229	—	34

24

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

The Trust has entered into a Service Agreement with AIG Fund Services, Inc. (“AFS”), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds’ transfer agent, DST Asset Manager Solutions, Inc. (“DST”), in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to AFS for services rendered based upon an annual rate of 0.22% of average daily net assets of such Fund. For the year ended September 30, 2020, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Asset and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate AFS pursuant to the terms of the Service Agreement.

	Expense			Payable at September 30, 2020
Fund	Class A	Class C	Class W	Class A	Class C	Class W
International Dividend Strategy Fund	$108,921	$7,191	$2,286	$8,732	$432	$165
Japan Fund	26,481	6,342	1,047	2,202	400	81

At September 30, 2020, the following affiliates owned a percentage of the outstanding shares of the following funds: AIG Multi-Asset Allocation Portfolio and AIG Active Allocation Portfolio owned 26% and 15%, respectively, of the International Dividend Strategy Fund and AIG Multi-Asset Allocation Portfolio and AIG Active Allocation Portfolio owned 41% and 19%, respectively, of the Japan Fund.

Note 4. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended September 30, 2020 were as follows:

	International Dividend Strategy Fund	Japan Fund
Purchases (excluding U.S. government securities)	$39,700,149	$15,723,779
Sales (excluding U.S. government securities)	44,388,664	19,001,751
Purchase of U.S. government securities	—	—
Sales and maturities of U.S. government securities	—	—

Note 5. Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales.

	For the year ended September 30, 2020
	Distributable Earnings			Tax Distributions
	Ordinary Income	Long-term Gains/Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
International Dividend Strategy Fund	$289,881	$(67,774,359)	$(3,559,099)	$1,051,142	$—
Japan Fund	118,795	(2,864,401)	204,155	70,315	—

*	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions For the year ended September 30, 2019
	Ordinary Income	Long-Term Capital Gains
International Dividend Strategy Fund	$1,520,232	$—
Japan Fund	1,221,073	1,666,203

25

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

As of September 30, 2020, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

	Unlimited
	ST	LT
International Dividend Strategy Fund	$37,639,683	$30,134,676
Japan Fund	645,384	2,219,017

For the year ended September 30, 2020, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to disposition of passive foreign investment companies’ securities and foreign currency transactions to the components of net assets as follows:

	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
International Dividend Strategy Fund	$31,974	$(31,974)	$—
Japan Fund	119,428	(119,428)	—

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal income tax purposes, including short-term securities and repurchase agreements, were as follows at September 30, 2020:

	International Dividend Strategy Fund	Japan Fund
Cost (tax basis)	$52,974,344	$14,663,326

Appreciation	5,152,859	1,181,699
Depreciation	(8,712,774)	(977,561)

Net unrealized appreciation (depreciation)	$(3,559,915)	$204,138

Note 6. Capital Share Transactions

Transactions in capital shares of each class of each Fund were as follows:

	International Dividend Strategy Fund
	Class A				Class C
	For the year ended September 30, 2020		For the year ended September 30, 2019		For the year ended September 30, 2020		For the year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,024,307	$7,331,030	1,014,517	$8,278,568	19,625	$134,417	65,126	$457,353
Reinvested dividends	124,954	955,280	171,987	1,345,014	6,909	48,450	12,940	90,915
Shares redeemed	(1,492,316)	(11,397,848)	(1,486,047)	(11,826,297)	(250,931)	(1,688,461)	(366,055)	(2,643,465)

Net increase (decrease) in shares outstanding before automatic conversion	(343,055)	$(3,111,538)	(299,543)	$(2,202,715)	(224,397)	$(1,505,594)	(287,989)	$(2,095,197)

Shares issued (reacquired) upon automatic conversion	11,974	90,022	15,544	125,993	(13,282)	(90,022)	(17,200)	(125,993)

Net increase (decrease)	(331,081)	$(3,021,516)	(283,999)	$(2,076,722)	(237,679)	$(1,595,616)	(305,189)	$(2,221,190)

26

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

	International Dividend Strategy Fund
	Class W
	For the year ended September 30, 2020		For the year ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares sold	15,274	$115,176	52,355	$417,470
Reinvested dividends	2,601	19,942	4,264	33,336
Shares redeemed	(48,739)	(357,849)	(158,201)	(1,273,431)

Net increase (decrease) in shares outstanding before automatic conversion	(30,864)	$(222,731)	(101,582)	$(822,625)

Shares issued (reacquired) upon automatic conversion	—	—	—	—

Net increase (decrease)	(30,864)	$(222,731)	(101,582)	$(822,625)

	Japan Fund
	Class A				Class C
	For the year ended September 30, 2020		For the year ended September 30, 2019		For the year ended September 30, 2020		For the year ended September 30, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	247,697	$1,592,788	121,770	$789,738	13,222	$75,282	21,396	$128,400
Reinvested dividends	9,118	65,283	343,619	2,068,588	—	—	122,766	689,943
Shares redeemed	(514,439)	(3,459,085)	(744,470)	(4,849,036)	(232,489)	(1,385,998)	(411,979)	(2,422,166)

Net increase (decrease) in shares outstanding before automatic conversion	(257,624)	$(1,801,014)	(279,081)	$(1,990,710)	(219,267)	$(1,310,716)	(267,817)	$(1,603,823)

Shares issued (reacquired) upon automatic conversion	691	4,869	1,673	10,769	(743)	(4,869)	(1,794)	(10,769)

Net increase (decrease)	(256,933)	$(1,796,145)	(277,408)	$(1,979,941)	(220,010)	$(1,315,585)	(269,611)	$(1,614,592)

	Japan Fund
	Class W
	For the year ended September 30, 2020		For the year ended September 30, 2019
	Shares	Amount	Shares	Amount
Shares sold	53,882	$370,502	97,952	$624,289
Reinvested dividends	570	4,092	5,846	35,310
Shares redeemed	(105,441)	(723,614)	(25,548)	(165,455)

Net increase (decrease) in shares outstanding before automatic conversion	(50,989)	$(349,020)	78,250	$494,144

Shares issued (reacquired) upon automatic conversion	—	—	—	—

Net increase (decrease)	(50,989)	$(349,020)	78,250	$494,144

Note 7. Line of Credit

The Trust, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company (“State Street”), the Trust’s custodian. Prior to September 4, 2020, interest is payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street’s discretionary bid rate on the uncommitted line of credit. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund’s ratable portion of an upfront fee in an amount equal to $25,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the

27

SunAmerica Equity Funds

NOTES TO FINANCIAL STATEMENTS — September 30, 2020 — (continued)

uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Effective September 4, 2020, interest on each of the committed and uncommitted lines of credit is payable at a variable rate per annum equal to the Applicable Rate plus one and one quarter of one percent (1.25%). The Applicable Rate per annum shall be equal to the higher of (a) the Federal Funds Effective Rate on such date and (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points. Notwithstanding anything to the contrary, if the Federal Funds Effective Rate or the Overnight Bank Funding Rate shall be less than zero, then the Federal Funds Effective Rate or the Overnight Bank Funding Rate, shall be deemed to be zero for the purposes of determining the rate. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund’s ratable portion of an upfront fee in an amount equal to $40,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 30 basis points per annum on the daily unused portion of the committed line of credit.

Borrowings under the line of credit will commence when the respective Fund’s cash shortfall exceeds $100,000.

	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
International Dividend Strategy Fund	24	$1,460	$726,042	2.80%

At September 30, 2020, there were no borrowings outstanding.

Note 8. Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

For the year ended September 30, 2020, the Funds did not participate in this program.

Note 9. Investment Concentration

The Funds invest internationally, including in “emerging market” countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. The markets of emerging market countries are typically more volatile and potentially less liquid than more developed countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, because the Japan Fund concentrates its investments in Japan, the Fund’s performance is expected to be closely tied to social, political and economic conditions of that country. These risks are primary risks of the Japan Fund.

Note 10. Other Matters

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time including through the issue date of these financial statements and has resulted in substantial market volatility and may result in a significant economic downturn.

28

SunAmerica Equity Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Equity Funds and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting SunAmerica Equity Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

SunAmerica Equity Funds

AIG International Dividend Strategy Fund

AIG Japan Fund

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

November 24, 2020

We have served as the auditor of one or more investment companies in the AIG family of funds since 1984.

29

SunAmerica Equity Funds

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM — (unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a liquidity risk management program. SunAmerica Asset Management, LLC (the “Adviser” or “SunAmerica”), the investment adviser to the Trust, has been designated by the Board to administer the Funds’ liquidity risk management program (the “Program”). The Adviser has appointed a Liquidity Risk Management Committee (the “Committee”) comprised of certain officers as well as certain personnel of the Adviser. The Committee is subject to the oversight of the Adviser. The Adviser and the Committee are referred to collectively herein as the “Program Administrator.” The Program is designed to assess, manage and periodically review each Fund’s liquidity risk, based on factors specific to the circumstances of each Fund. “Liquidity risk” means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. During the period, the Program Administrator provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation.

During the period covered by the liquidity Program report to the Board, the Program supported each Fund’s ability to honor redemption requests timely and the Adviser’s management of each Fund’s liquidity profile, including during periods of market volatility and net redemptions. The Program Administrator reported that it has reviewed the Program and believes that the Program is reasonably designed to assess and manage the liquidity risk of each Fund, that the Program has been effectively implemented to monitor and respond to liquidity developments (where necessary) and is operating effectively, and that the Program addresses potential liquidity risks in connection with the management of the Funds. Furthermore, the Program Administrator reported that each Fund operated as a “Primarily Highly Liquid Fund” during the review period, and therefore, did not have to comply with the Highly Liquid Investment Minimum requirements. Finally, the Program Administrator reported that each Fund had no breaches of the limit on illiquid investments, and therefore, no Board notification or regulatory filings were required.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

30

SunAmerica Equity Funds

APPROVAL OF ADVISORY AGREEMENTS — September 30, 2020 — (unaudited)

Approval of the Investment Advisory and Management Agreement and Subadvisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of SunAmerica Equity Funds (the “Trust”), including the Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), of the Trust or its separate series (each, a “Fund,” and collectively, the “Funds”), SunAmerica Asset Management, LLC (“SunAmerica”) or Wellington Management Company LLP (the “Subadviser”), approved the continuation of the Investment Advisory and Management Agreement between the Trust, on behalf of the Funds, and SunAmerica (the “Advisory Agreement”) for a one-year period ending June 30, 2021 at a meeting held on June 2-3, 2020 (the “Meeting”).1 The Trust currently consists of the following two separate Funds: AIG International Dividend Strategy Fund (“International Dividend Strategy Fund”) and the AIG Japan Fund (“Japan Fund”). At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and the Subadviser with respect to the Japan Fund for a one-year period ending June 30, 2021 (the “Subadvisory Agreement,” and together with the Advisory Agreement, the “Agreements”).

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadviser provided, materials relating to the Board’s consideration of whether to approve the continuation of the Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadviser; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadviser with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica’s general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information about SunAmerica’s and the Subadviser’s risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadviser, who are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time as appropriate, factors it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadviser. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadviser. In addition to the quality of the advisory services provided by SunAmerica, the Board considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreement. The Board further considered the significant risks assumed by SunAmerica in connection with the services provided to the Funds, including entrepreneurial risk in sponsoring new funds and ongoing risks such as operational, reputational, liquidity, litigation, regulatory and compliance risks with respect to all Funds.

1

On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the June meeting was held telephonically in reliance on the Order.

31

SunAmerica Equity Funds

APPROVAL OF ADVISORY AGREEMENTS — September 30, 2020 — (unaudited) (continued)

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica’s fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica’s reputation and long-standing relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2020, SunAmerica managed, advised and/or administered approximately $71.8 billion in assets. In addition, the Board considered SunAmerica’s code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica’s risk management processes. The Board also considered the performance of certain portions of the business continuity plan which have been invoked in response to the COVID-19 pandemic. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds’ prospectuses. The Board also reviewed SunAmerica’s compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of services provided by the Subadviser with respect to the Japan Fund. The Board observed that the Subadviser is responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Japan Fund, subject to the oversight and review of SunAmerica. The Board reviewed the Subadviser’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel who are responsible for providing subadvisory services to the Funds and other key personnel of the Subadviser, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with the Subadviser, that the Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered the Subadviser’s code of ethics and its risk management processes. The Board further observed that the Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectuses. The Board also reviewed the Subadviser’s compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadviser from effectively serving as a subadviser to the Fund. The Board concluded that the nature and extent of services provided by the Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadviser with respect to the Funds, as applicable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund’s peer group (“Peer Group”) and/or peer universe (“Peer Universe”) as independently determined by Broadridge and to an appropriate index or combination of indices, including the Funds’ benchmarks. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended March 31, 2020. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board noted that while it found the data provided by Broadridge generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of performance comparisons may vary depending on the selection of the peer group.

32

SunAmerica Equity Funds

APPROVAL OF ADVISORY AGREEMENTS — September 30, 2020 — (unaudited) (continued)

International Dividend Strategy Fund. The Board considered that the Fund’s performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management’s discussion of the Fund’s performance, including the impact of market conditions on the Fund’s performance, and concluded that the Fund’s performance was being addressed.

Japan Fund. The Board noted the limited size of the Peer Group. The Board further noted that the Fund’s performance was below the median of its Peer Universe for the one-, three- and five-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board took into account management’s discussion of the reasons for the Fund’s recent underperformance, including the impact of market conditions on the Fund’s performance, and concluded that the Fund’s performance was being appropriately monitored.

Consideration of the Management Fees and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica, the Subadviser and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees paid by the Funds to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadviser or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund’s Peer Group and/or Peer Universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund’s total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the Peer Group and Peer Universe may appear lower on a relative basis. The Board also considered the various expense components of the Funds and compared each Fund’s net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the Fund’s management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board further noted that SunAmerica serves as subadviser to certain of these similar mutual funds and observed that the services SunAmerica provides as subadviser are much more limited in scope than in its role as investment manager and adviser to the Fund. The Board then noted the management fees paid by the Funds were reasonable as compared to the fees SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadviser pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report independently prepared by Broadridge. The report showed comparative fee information of the Fund’s Peer Group and/or Peer Universe that the Board used as a guide to help assess the reasonableness of the subadvisory fee. The Board noted that the Peer Group/Universe information as a whole was useful in assessing whether the Subadviser was providing services at a cost that was competitive with other, similar funds. The Trustees also considered that the subadvisory fee is paid by SunAmerica out of its management fee and not by the Japan Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fee paid out by SunAmerica and the amount of the management fee which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadviser, respectively.

33

SunAmerica Equity Funds

APPROVAL OF ADVISORY AGREEMENTS — September 30, 2020 — (unaudited) (continued)

The Board also considered fees received by the Subadviser with respect to other mutual funds and accounts with similar investment strategies to the Japan Fund for which it serves as subadviser, to the extent applicable. The Board noted in particular that the Subadviser provided its standard institutional fee schedules used for accounts with similar strategies, and the Subadviser highlighted certain differences between institutional accounts and the Fund, including that these accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fee paid by SunAmerica to the Subadviser was reasonable as compared to fees the Subadviser receives for other accounts for which it serves as subadviser.

International Dividend Strategy Fund. The Board considered that the Fund’s actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund’s total expenses were above the medians of its Peer Group and Peer Universe. The Board also took into account management’s discussion of the Fund’s expenses.

Japan Fund. The Board considered that the Fund’s actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund’s total expenses were above the medians of its Peer Group and Peer Universe. The Board took into account management’s discussion of the Fund’s expenses.

Profitability. The Board also considered SunAmerica’s profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica’s financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual fee waivers and/or expense reimbursement agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreement, including the amount of management fees it retained after payment to the Subadviser, and considered the profitability of SunAmerica’s affiliates under the Rule 12b-1 Plans, Service Agreements, and Administrative and Shareholder Services Agreements. Additionally, the Board considered whether SunAmerica, the Subadviser and their affiliates received any indirect benefits from the relationship with the Funds. The Board further considered whether there were any collateral or “fall-out” benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial reports from the Subadviser and considered whether the Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadviser had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fees and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the AIG fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of one or more classes of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints. The Board concluded that the Funds’ management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

34

SunAmerica Equity Funds

APPROVAL OF ADVISORY AGREEMENTS — September 30, 2020 — (unaudited) (continued)

The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadviser’s management of the Fund because it regards that information as less relevant at the subadviser level, since SunAmerica, and not the Funds, is responsible for paying the subadvisory fees. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica’s and the Subadviser’s brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadviser are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and execution throughout the year. The Board also considered the benefits SunAmerica and the Subadviser derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadviser in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2021. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Funds and the Funds’ shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

35

SunAmerica Equity Funds

TRUSTEE AND OFFICER INFORMATION — September 30, 2020 — (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund Complex.

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During Past Five Years(3)
Disinterested Trustees

Dr. Judith L. Craven Age: 74	Trustee	2001-present	Retired.	72	Director A.G. Belo Corp. (media company) (1992 to 2014); Director, Sysco Corp. (food marketing and distribution company) (1996 to 2017); Director, Luby’s, Inc. (1998 to 2019).

Richard W. Grant Age: 74	Trustee Chairman of the Board	2011-present	Retired.	23	None

Stephen J. Gutman Age: 77	Trustee	2001-present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to present); President, SJG Marketing Inc. (2009 to present).	23	None

Eileen A. Kamerick Age: 62	Trustee	2018-present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (2007 to Present); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014).	23	Hochschild Mining plc (precious metals company) (2016 to Present); Associated Banc-Corp (financial services company) (2007 to Present); Legg Mason Closed End Funds (registered investment companies) (2013 to Present); Westell Technologies, Inc. (technology company) (2003 to 2016).

36

SunAmerica Equity Funds

TRUSTEE AND OFFICER INFORMATION — September 30, 2020 — (unaudited) (continued)

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During Past Five Years(3)
Interested Trustee

Peter A. Harbeck(4) Age: 66	Trustee	2001-present	Retired June 2019, formerly President, CEO (1997-2019) and Director (1992-2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993-2019); Chairman, President and CEO, Advisor Group, Inc. (2004-2016).	72	None

(1)	Trustees serve until their successors are duly elected and qualified.
(2)

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “Fund Complex” includes the Trust (2 funds), SunAmerica Money Market Funds, Inc. (“SAMMF”) (1 fund), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (“SA Series”) (6 funds), Anchor Series Trust (“AST”) (4 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (“SASFRF”) (1 fund), SunAmerica Series Trust (“SAST”) (60 portfolios), VALIC Company I (“VALIC I”) (34 portfolios), VALIC Company II “VALIC II” (15 funds), Seasons Series Trust (“SST”) (19 portfolios) and SunAmerica Specialty Series (6 portfolios).

(3)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	Mr. Harbeck is an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

37

SunAmerica Equity Funds

TRUSTEE AND OFFICER INFORMATION — September 30, 2020 — (unaudited) (continued)

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
Officers

John T. Genoy Age: 51	President and Chief Executive Officer	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2004 to present); Chief Operating Officer, SunAmerica (2006 to present).

Sharon French Age: 55	Executive Vice President	2019-present	President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, OppenheimerFunds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).

Gregory N. Bressler Age: 53	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).

Kathleen Fuentes Age: 51	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).

James Nichols Age: 54	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).

Gregory R. Kingston Age: 54 2919 Allen Parkway Houston, Texas 77019	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).

Shawn Parry Age: 48 2919 Allen Parkway Houston, Texas 77019	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to present).

Donna McManus Age: 59	Vice President and Assistant Treasurer	2014-present	Managing Director, BNY Mellon (2009-2014); Vice President, SunAmerica, (2014 to present).

Timothy Pettee Age: 62	Vice President	2018-present	Chief Investment Officer, SunAmerica (2018 to Present); Lead Portfolio Manager-Rules Based Funds (2013 to Present); Chief Investment Officer (2003 to 2013).

Christopher C. Joe Age: 51 2919 Allen Parkway Houston, Texas 77019	Chief Compliance Officer	2017 to present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2017-Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Matthew J. Hackethal Age: 48	Anti-Money Laundering (“AML”) Compliance Officer	2006-present	Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica (2006 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016 to 2017); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present); and Vice President, SunAmerica (2011 to Present).

38

SunAmerica Equity Funds

SHAREHOLDER TAX INFORMATION — (unaudited)

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund’s income and capital gain distributions for the taxable year ended September 30, 2020. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2021.

During the year ended September 30, 2020, the Funds paid the following long-term capital gains dividends along with the percentage of ordinary income dividends that qualified for the dividends received deduction for corporations:

Fund	Net Long- Term Capital Gains	Qualifying % for the Dividends Received Deductions
International Dividend Strategy Class A	$—	—%
International Dividend Strategy Class C	—	—
International Dividend Strategy Class W	—	—
Japan Class A	—	—
Japan Class C	—	—
Japan Class W	—	—

The International Dividend Strategy Fund and Japan Fund intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended September 30, 2020 was $128,412 and $39,208 respectively. The gross foreign source income for the information reporting is $2,533,060 and $348,421 respectively.

For the year ended September 30, 2020, certain dividends paid by the following funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Fund	Income
International Dividend Strategy	$1,051,142
Japan	70,315

39

SunAmerica Equity Funds

COMPARISONS: FUNDS vs. INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Equity Funds’ portfolios to a similar investment in an index. Please note that “inception,” as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

40

SunAmerica Equity Funds

COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

AIG International Dividend Strategy Fund

The AIG International Dividend Strategy Fund Class A shares returned -8.33% (before maximum sales charge) for the 12-month period ended September 30, 2020. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. (Net)*, which returned 3.00%** during the same period. Importantly, however, the Fund’s holdings had an average dividend yield as of September 30, 2020 of 5.21% compared to a 2.85% average dividend yield for the constituents of the MSCI ACWI ex-U.S. (Net).

The Fund seeks total return, including capital appreciation and current income, by investing primarily in high dividend-yielding equity securities of non-U.S. companies. Stocks are selected using a rules-based screening process based on dividend yield, profitability and valuation.

In terms of regional factors, the Fund’s relative results were dampened most by weak stock selection among Japanese, French, German and Italian equities, by overweight positioning in France, Italy and Russia and by an underweight allocation to Hong Kong. These detractors were partially offset by the positive contributions made by effective stock selection in Australia and by having no exposure to Brazil, the worst performing country in the MSCI ACWI ex-U.S. (Net) during the annual period.

From a sector perspective, the primary drivers of underperformance were weak stock selection in Consumer Discretionary, Communication Services, Health Care and Information Technology. Having an overweighted allocation to Energy, which was the worst performing sector in the MSCI ACWI ex-U.S. (Net) during the annual period, and having an underweighted allocation to Consumer Discretionary, which was the second-strongest performing sector in the MSCI ACWI ex-U.S. (Net) during the annual period, also hurt. Such detractors were only partially offset by both effective stock selection in and having an underweighted allocation to the poorly performing Financials sector, which contributed positively. Having an overweighted exposure to the strongly performing Materials sector and an underweighted allocation to the weaker Real Estate sector also added value as did stock selection within the Materials sector.

The top individual detractors from Fund performance during the annual period were French auto manufacturer Renault SA; Spain-based telecommunications services provider Telefonica SA; Germany-based air transportation services provider Deutsche Lufthansa AG: French auto manufacturer Peugeot SA; and Japanese telecommunication and networking services provider Softbank Corp.

Individual stock holdings that contributed most positively to the Fund’s relative performance during the annual period were Australian iron ore producer Fortescue Metals Group, Ltd.; Hong Kong-based stock exchange, futures exchange and related clearing houses owner and operator Hong Kong Exchanges & Clearing Ltd.; French electrical power products manufacturer Schneider Electric SE; Taiwan-based resistors and related equipment manufacturer Yageo Corp.; and German engineering and manufacturing company Siemens AG.

Past performance is no guarantee of future results.

When investing internationally, the value of an investment may be affected by fluctuation currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. Also, while the Fund seeks to invest in a wide range of countries, volatility in a single country or region in which the Fund invests a significant portion of its assets may affect performance. In addition, the markets of emerging market countries are typically more volatile and potentially less liquid than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds.

*

The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance of 47 global developed and emerging markets, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

**	All market returns are expressed in U.S. dollar terms unless specified otherwise.

The Fund’s holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

41

SunAmerica Equity Funds

COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG International Dividend Strategy Fund Class A shares would be valued at $7,229. The same amount invested in securities mirroring the performance of the MSCI ACWI ex-U.S. (Net) would be valued at $14,807.

	Class A		Class C††		Class W
AIG International Dividend Strategy Fund#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-13.61%	-8.33%	-9.93%	-9.04%	-8.15%	-8.15%
5 Year Return	-1.18%	-0.04%	-0.66%	-3.25%	0.20%	0.98%
10 Year Return	-3.19%	-23.31%	-3.26%	-28.23%	N/A	N/A
Since Inception*	-0.63%	-8.75%	-1.07%	-22.47%	-2.89%	-15.30%
†	Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*	Inception date: Class A: 11/19/96; Class C: 03/06/97; Class W: 01/29/15.
#

For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

††	Effective February 23, 2004, Class II shares were redesignated as Class C shares.

For the 12 month period ended September 30, 2020, the AIG International Dividend Strategy Class A returned -13.61% compared to 3.00% for the MSCI ACWI ex-U.S. Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund’s daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

**

The MSCI ACWI (All Country World Index) ex-U.S. (Net) is a free float-adjusted market capitalization-weighted index designed to provide a broad measure of the global equity market performance of 45 developed and emerging markets throughout the world, excluding the U.S. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

42

SunAmerica Equity Funds

COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

AIG Japan Fund

The AIG Japan Fund Class A shares returned 2.59% (before maximum sales charge) for the 12-month period ended September 30, 2020. While posting positive absolute returns, the Fund underperformed its benchmark, the MSCI Japan Index (Net)*, which returned 6.91% during the same period.

The Fund’s relative underperformance during the annual period was driven primarily by challenged sector allocation. The majority of underperformance was attributable to the first quarter of 2020 when the broad Japanese equity market sold off, triggered by concerns about the impact COVID-19 would have on the global economy. We entered the first calendar quarter with an optimistic stance on a de-escalation in U.S.-China trade tensions, to which Japan is highly exposed. As a result, the Fund was pro-cyclically positioned, which hurt relative performance during these months. The Fund’s exposure to companies we believed were set to do well with the influx of tourism for the Tokyo Olympics in the summer of 2020 struggled after the late-March 2020 announcement about the games being postponed. The Fund’s relative performance subsequently rebounded, outperforming the MSCI Japan Index (Net) during the last half of the annual period. The Fund held its cyclical exposure, and we reduced its exposure to highly levered companies given what we saw as increased risk of a liquidity crunch, positioning that served the Fund well through the end of the annual period.

More specifically, having overweighted allocations to Energy and Industrials, which each underperformed the MSCI Japan Index (Net) during the annual period, and having an underweighted exposure to Communication Services, which outperformed the MSCI Japan Index (Net) during the annual period, detracted most. These detractors were only partially offset by the positive contributions made by having underweighted allocations to Financials and Materials and by having no exposure to Utilities, as each of these sectors underperformed the MSCI Japan Index (Net) during the annual period. The Fund is managed using a bottom-up, benchmark-agnostic approach, and sector exposure is a residual of our stock-level positioning.

Stock selection overall contributed positively to the Fund’s relative results, albeit modestly. Strong stock selection in Consumer Discretionary, Communication Services and Materials added the most value to relative returns. Partially offsetting these positive contributors was stock selection in Information Technology, Financials and Industrials, which detracted.

The top individual positive contributors to Fund performance during the annual period were Toyo Tire Corp., an automotive parts manufacturer; Z Holdings Corp., which operates as Internet search engine Yahoo! Japan; Nexon Co., Ltd., an online game developer; Fujitsu Ltd., an air-conditioning, refrigerator and information-communication equipment manufacturer; and Ono Pharmaceutical Co., Ltd., a pharmaceuticals company. The individual stocks that detracted most from Fund performance during the annual period were AEON Financial Service Co., Ltd., a credit card company; Suzuki Motor Corp., an automobile and motorcycle manufacturer; Mitsubishi Estate Co., Ltd., a real estate property manager and developer; and ENEOS Holdings, Inc., a petroleum and petroleum chemical products refiner and distributor. Not holding a Fund position in telecommunication services provider Softbank Group Corp., which performed well during the annual period, also hurt.

From a style factor perspective, momentum and growth styles dominated Japanese equity market performance during the annual period. However, given the contrarian nature of our strategy, the Fund has an anti-momentum and value bias, which presented a headwind to relative performance during the annual period. Largely offsetting this was the Fund’s emphasis on smaller-capitalization companies within the MSCI Japan Index (Net), which buoyed relative results during the annual period.

Past performance is no guarantee of future results.

When investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. In addition, the Fund’s performance may be affected by the broader Asian region, which includes emerging markets. Emerging markets are typically more volatile than more developed markets. Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

Because the Fund concentrates its investments in Japan, the Fund’s performance is expected to be closely tied to social, political and economic conditions of that country. As a result, the Fund is likely to be more volatile than more geographically diverse international funds.

*

The MSCI Japan Index (Net) is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

43

SunAmerica Equity Funds

COMPARISONS: FUNDS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Japan Fund Class A shares would be valued at $14,093. The same amount invested in securities mirroring the performance of the MSCI Japan Index (Net) would be valued at $18,256.

	Class A		Class C		Class W
AIG Japan Fund#	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-3.25%	2.59%	0.95%	1.95%	2.84%	2.84%
5 Year Return	4.29%	30.90%	4.84%	26.66%	N/A	N/A
10 Year Return	3.49%	49.60%	3.42%	39.93%	N/A	N/A
Since Inception*	0.50%	14.04%	0.25%	3.70%	2.96%	10.57%
†	Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*	Inception date: Class A and Class C: 05/02/06; Class W: 04/20/17.
#

For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price, was deducted from the initial $10,000 investment in the Fund. For purposes of the average annual returns in the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares have been deducted, as applicable.

For the 12 month period ended September 30, 2020, the AIG Japan Class A returned -3.25% compared to 6.91% for the MSCI Japan Index (Net). (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. The fund’s daily net assets values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.safunds.com.

@

The MSCI Japan Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to track the equity market performance of Japanese securities listed on the Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Indices are not managed and an investor cannot invest directly into an index.

44

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Trustees

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

Stephen J. Gutman

Eileen A. Kamerick

Officers

John T. Genoy, President and Chief Executive Officer

Sharon French, Executive Vice President

James Nichols, Vice President

Gregory N. Bressler, Secretary

Christopher C. Joe, Chief Compliance Officer

Gregory R. Kingston, Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Donna McManus, Vice President and Assistant Treasurer

Kathleen Fuentes, Chief Legal Officer and Assistant Secretary

Matthew J. Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02110

Transfer Agent

DST Asset Manager Solutions, Inc.

303 W 11th Street

Kansas City, MO 64105

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in a Fund’s portfolio which is available in the Trust’s Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA EQUITY FUNDS

Information regarding how SunAmerica Equity Funds voted proxies relating to securities held in SunAmerica Equity Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Trust is required to file its complete schedule of portfolio holdings quarterly with the U.S. Securities and Exchange Commission on Form N-PORT. The Trusts’ Forms N-PORT are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report (the “shareholder documents”) to shareholders with multiple accounts residing at the same “household.” This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding, please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Funds is authorized only in connection with a currently effective prospectus, setting forth details of the Funds, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.aig.com/funds

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

EQANN - 9/20

Item 2.	Code of Ethics

The SunAmerica Equity Funds (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the Code”). During the fiscal year ended September 30, 2020, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eileen A. Kamerick, a Trustee of the registrant, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(a) Audit Fees	$119,310	$120,505
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$36,429	$0

(e)

(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non- audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2019 and 2020 were $105,000 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.	Controls and Procedures.

(a)

An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes- Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Equity Funds

By:	/s/ John T. Genoy
John T. Genoy
President

Date: December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: December 8, 2020

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: December 8, 2020